FIMCO Select Fund

Supplement dated February 23, 2011 to
Prospectus dated March 31, 2010

The Board of Trustees of Professionally Managed Portfolios has recommended and approved the liquidation and termination of the FIMCO Select Fund (the “Fund”).  This decision was based primarily on the fact that the Fund is not economically viable at its present size, and it is not expected that the Fund would experience meaningful growth in the near future.

The liquidation is expected to occur after the close of business on March 31, 2011.  Pending liquidation of the Fund, investors will continue to be able to reinvest dividends received in the Fund.

Effective March 1, 2011, the Fund will no longer accept purchases of new shares.  In addition, the Fund’s Advisor will no longer be actively investing the Fund’s assets in accordance with the Fund’s investment objective and policies and the Fund’s assets will be converted into cash and cash equivalents.  As a result, as of March 1, 2011, the Fund will no longer be pursuing its stated investment objective.  Shareholders of the Fund may redeem their investments as described in the Fund’s Prospectus.  Accounts not redeemed by March 31, 2011 will automatically be closed and liquidating distributions, less any required tax withholdings, will be sent to the address of record.

If you hold your shares in an IRA account directly with U.S. Bank, you have 60 days from the date you receive your proceeds to reinvest your proceeds into another IRA account and maintain their tax-deferred status.  You must notify the Fund or your financial advisor prior to March 31, 2011 of your intent to reinvest your IRA account to avoid withholding deductions from your proceeds.

Please contact the Fund at (866) 653-4626 or your financial advisor if you have questions or need assistance.

Please retain this Supplement with the Prospectus.